Exhibit 10.26.3

Certain confidential information contained in this document, bracketed in the text and marked as confidential, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3rd AMENDMENT TO THE DISTRIBUTION AGREEMENT

This Third Amendment to the Distribution Agreement (“AGREEMENT”), is entered into as of July 1, 2003 by and between MedImmune, Inc., a Delaware Corporation, having its principal place of business at 35 West Watkins Mill Road, Gaithersburg, MD 20878 (“MEDIMMUNE”) and Abbott International, Ltd., a Delaware Corporation, having its principal place of business at 200 Abbott Park Road, Abbott Park, IL 60064.

WITNESSETH

WHEREAS, MEDIMMUNE and Abbott International, Ltd entered into a Distribution Agreement as of December 1, 1997 that was subsequently amended on April 28, 1999 and October 8, 1999 (collectively the “DISTRIBUTION AGREEMENT”); and

WHEREAS, the Parties desire to further amend the DISTRIBUTION AGREEMENT.

NOW, THEREFORE, the parties agree to the following terms and conditions:

1.             DEFINITIONS

1.1           All fully capitalized terms used in this AGREEMENT have the same meaning as in the DISTRIBUTION AGREEMENT, except as otherwise defined above.

2.             AMENDMENT

2.1           The following language is added to the end of Section 3.2(a)(ii): (CONFIDENTIAL TREATMENT HAS BEEN REQUESTED).”

2.2  Section 3.3(a)(i)(B) is hereby amended by deleting the provision in its entirety and replacing it with the following:

 “3.3(a)(i)(B)(1) after first commercial sale of PRODUCT in the TERRITORY and for PRODUCT delivered to the carrier before July 1, 2003, an amount equal to the greater of (x) the sum of (CONFIDENTIAL TREATMENT REQUESTED) for the PRODUCT and third party royalties to be paid on such PRODUCT or (y) an amount equal to (1) the UNIT SALE PRICE for PRODUCT for the first three CALENDAR QUARTERS of the CONTRACT YEAR prior to such CONTRACT YEAR in which PRODUCT is delivered to the carrier, multiplied by (2) the number of units of PRODUCT delivered to the carrier multiplied by (3) either (CONFIDENTIAL TREATMENT REQUESTED) for PRODUCT delivered to the carrier before  October 1, 2000, or (CONFIDENTIAL TREATMENT REQUESTED) for PRODUCT delivered on or after October 1, 2000 and before July 1, 2003, or (CONFIDENTIAL TREATMENT REQUESTED) for PRODUCT delivered to the carrier on or after October 1, 2000 and before July 1, 2003 to the extent that the aggregate number of units of PRODUCT delivered to the carrier in the applicable CONTRACT YEAR multiplied by the UNIT SALE PRICE for PRODUCT exceeds $(CONFIDENTIAL TREATMENT REQUESTED); and”

2.3  The following new Section 3.3(a)(i)(B)(2) is hereby added to the DISTRIBUTION AGREEMENT:

“3.3(a)(i)(B)(2) for PRODUCT delivered to the carrier on or after July 1, 2003, in any given CALENDAR QUARTER, an amount equal to the number of units of PRODUCT delivered to the carrier in that CALENDAR QUARTER multiplied by the (CONFIDENTIAL TREATMENT REQUESTED).  The (CONFIDENTIAL TREATMENT REQUESTED) shall be calculated as (CONFIDENTIAL TREATMENT REQUESTED) of the greater of (a) the sum of (CONFIDENTIAL TREATMENT REQUESTED) for each unit of such PRODUCT and third party royalties to be paid on each unit of such PRODUCT, or (b) an amount equal to:

(x) (CONFIDENTIAL TREATMENT REQUESTED) of the first $(CONFIDENTIAL TREATMENT REQUESTED) of aggregate NET SALES for the first three CALENDAR QUARTERS of the preceding CONTRACT YEAR plus (CONFIDENTIAL TREATMENT REQUESTED) of the aggregate NET SALES for the first three CALENDAR QUARTERS of the preceding CONTRACT YEAR in excess of $(CONFIDENTIAL TREATMENT REQUESTED), divided by

                (y) the number of units of PRODUCT included in NET SALES for the first three CALENDAR QUARTERS of the preceding CONTRACT YEAR.

                The parties agree that these (CONFIDENTIAL TREATMENT REQUESTED) payments for PRODUCT delivered to the carrier are non-refundable.

                For any given CALENDAR QUARTER, in the event that (i) the change in the weighted-average exchange rate for the seven MAJOR MARKETS for that CALENDAR QUARTER (calculated as total NET SALES in local currency for the seven MAJOR MARKETs divided by total sales in U.S. dollars for the seven MAJOR MARKETs (calculated in accordance with Section 3.3(a)(ii)(D))) from the weighted-average exchange rate for the seven MAJOR MARKETS for the first three CALENDAR

QUARTERS of the preceding CONTRACT YEAR exceeds (CONFIDENTIAL TREATMENT REQUESTED) or (ii) any change in economic conditions or governmental price regulation in any MAJOR MARKET causes a reduction of greater than (CONFIDENTIAL TREATMENT REQUESTED) in the amount of the sales or selling price of the PRODUCT in such MAJOR MARKET, the Parties will renegotiate in good faith the MINIMUM PRICE for PRODUCT delivered to the carrier for the remaining CONTRACT QUARTERS under this Section 3.3(a)(i)(B)(2); and”

2.4  Section 3.3(a)(ii) is hereby amended by adding the following language to the beginning of the paragraph: “3.3(a)(ii)(A)For all Product delivered to the carrier before July 1, 2003,”

2.5 The following new Section 3.3 (a)(ii)(B) is hereby added to the DISTRIBUTION AGREEMENT:

“3.3(a)(ii)(B) For all PRODUCT delivered to a carrier designated by ABBOTT on or after July 1, 2003:

(1) The additional amount due, if any, for PRODUCT sold in a CALENDAR QUARTER under Section 3.2 (as calculated under Section 3.3(a)(ii)(B)(2)) will be paid to MEDIMMUNE within forty-five days after the end of each CALENDAR QUARTER in accordance with this Section 3.3(a)(ii)(B).

(2) The additional amount due, if any, for PRODUCT sold in a CALENDAR QUARTER (on a first-in, first-out basis, with specific identification of and separate calculation for each inventory layer (i.e., the appropriate CONTRACT YEAR during which the applicable unit of PRODUCT was sold) and each unit type (e.g., separate calculations for 50 mg and 100 mg vials)), is calculated as follows:

1.     the amount by which:

(a) the greater of: (x) the sum of (CONFIDENTIAL TREATMENT REQUESTED) for each unit of such PRODUCT and third party royalties to be paid on each unit of such PRODUCT or (y) the price of PRODUCT for such CALENDAR QUARTER (as calculated in accordance with Section 3.2(a) with NET SALES converted in accordance with Section 3.3(a)(ii)(B(4))) divided by the number of units of PRODUCT sold for such CALENDAR QUARTER;  exceeds

(b) the (CONFIDENTIAL TREATMENT REQUESTED) per unit of PRODUCT paid to MEDIMMUNE under Section 3.3(a)(i)(B)(2) for PRODUCT sold during such CALENDAR QUARTER, if any; multiplied by

2.     the aggregate number of units of PRODUCT sold for such CALENDAR QUARTER.

(3)  If the amount described in Section 3.3(a)(ii)(B)(2) is a deficiency, (CONFIDENTIAL TREATMENT REQUESTED) in respect of that CALENDAR QUARTER (CONFIDENTIAL TREATMENT REQUESTED).

(4)  Whenever for the purpose of calculating payment, conversion from any foreign currency shall be required, such conversion shall be completed for each month of the CALENDAR QUARTER as follows:  the conversion methodology for sales shall be calculated with respect to each country or territory, using the average exchange rate of the current month and prior month source rate used by ABBOTT for financial reporting, as reported by Reuters on the penultimate business day of each month.

3.             EFFECT

3.1           Effective as of December 1, 2003 and solely for purposes of calculating amounts due under sections 7(iv) and 7(v), the term “CONTRACT YEAR” shall mean the 12 month period commencing on December 1 of each CALENDAR YEAR and ending on November 30 of the immediately following CALENDAR YEAR.  For any CONTRACT YEAR, if MEDIMMUNE is entitled to payment under sections 7(iv) or 7(v) for sales during that CONTRACT YEAR, ABBOTT agrees to provide MEDIMMUNE with written notification that MEDIMMUNE is entitled to such payment within 30 days after the end of such CONTRACT YEAR.

3.2           The DISTRIBUTION AGREEMENT is amended as provided hereinabove as of July 1, 2003 in accordance with Section 14.3 of the DISTRIBUTION AGREEMENT.  All other items and provisions of the DISTRIBUTION AGREEMENT shall be unaffected by this AGREEMENT and continue in full force and effect.

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IN WITNESS WHEREOF, the parties have each caused this AGREEMENT to be signed and delivered by its duly authorized officer or representative as indicated below.

ABBOTT INTERNATIONAL, LTD		MEDIMMUNE, INC.

By:	/s/	By:	/s/ Melvin D. Booth

JOINDER

The undersigned, Abbott Laboratories, an Illinois corporation, hereby consents to this AGREEMENT and joins in the execution of this AGREEMENT for the purpose of obligating itself to the obligations and undertakings of Abbott International Ltd., as set forth in this AGREEMENT.

ABBOTT LABORATORIES

By:	/s/